Exhibit 99.1

CONTACT:	James E. Adams
Executive Vice President and Chief Financial Officer
423-278-3050

GREEN BANKSHARES REPORTS FOURTH QUARTER RESULTS

GREENEVILLE, Tenn. (January 19, 2010) – Green Bankshares, Inc. (NASDAQ:GRNB), the holding company for GreenBank, today reported a net loss available to common shareholders for the fourth quarter of 2009 of $76,000 compared with a net loss for the third quarter of 2009 of $7.7 million and a net loss of $15.3 million for the fourth quarter of 2008.  On a diluted per share basis, the net loss for the fourth quarter of 2009 was $0.01 compared with a net loss of $0.59 for the third quarter of 2009 and a net loss of $1.18 for the year-earlier quarter.  Excluding preferred stock dividends paid and accretion of discount on common stock warrants issued to the U.S. Treasury, the Company reported net income of $1.2 million for the fourth quarter of 2009 compared with a net loss of $6.5 million for the third quarter of 2009 and a net loss of $15.2 million for the fourth quarter of 2008.  Highlights for the quarter include:

●	Credit Quality (000’s omitted):

	4Q09	3Q09	2Q09	1Q09	4Q08
Net charge-offs	$6,437	$18,436	$23,281	$742	$18,328
New non-accrual loans added	$31,111	$47,931	$57,292	$58,073	$59,660
Reserves to total loans	2.45%	2.39%	2.30%	2.19%	2.20%
Non-performing assets	$132,726	$125,091	$129,177	$121,272	$76,806

●
Credit costs were reduced; net loan charge-offs totaled $6.4 million for the fourth quarter of 2009, declining from $18.5 million in the third quarter of the year and $18.3 million in the fourth quarter of 2008;

●
Non-performing assets (NPAs) totaled $132.7 million at December 31, 2009, versus $125.0 million at September 30, 2009; the ratio of NPAs to total assets was 5.07% at December 31,  2009, compared with 4.48% at September 30, 2009; NPAs were written down 28%, on average, at December 31, 2009;

●
GreenBank's estimated regulatory capital levels remained strong at December 31, 2009, with Tier 1 Leverage at 10.71%, Tier 1 Risk-Based Capital at 13.62%, and Total Risk-Based Capital at 14.88%; the Company’s tangible common equity to tangible assets ratio was 5.77% at December 31, 2009(please refer to the non-GAAP measurement reconciliation on page 5).

Risk Based Capital Ratios:

	12/31/09	9/30/09	12/31/08
Tier 1 Leverage	10.70%	10.49%	10.98%
Tier 1 Risk Based	13.61%	13.17%	13.29%
Total Risk Based	14.87%	14.43%	14.55%

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Green Bankshares, Inc. ▪ 100 North Main Street ▪ Greeneville, TN  37743 ▪ (423) 639-5111

GRNB Reports Fourth Quarter Results

January 19, 2010

●	Net interest margin:

	Dec. 09	Nov. 09	Oct. 09
Net interest margin by month	3.53%	3.40%	3.18%

●
Net interest margin for the fourth quarter of 2009 was 3.37%, including the impact of interest reversals of $421,860, improving from 3.33% for the third quarter of 2009 and 3.30% for the year-earlier quarter.

For the year ended December 31, 2009, the Company reported a net loss available to common shareholders of $155.7 million or $11.91 per diluted share, which was affected significantly by an after-tax, non-recurring, non-cash goodwill impairment charge of $137.4 million or $10.51 per diluted share recorded in the second quarter of 2009.  Excluding the goodwill impairment charge, the Company’s net operating loss for 2009 was $18.3 million or $1.40 per diluted share versus net income of $5.5 million or $0.42 per diluted share for the year ended December 31, 2008 (please refer to the non-GAAP measures reconciliation on page 5).

Stan Puckett, Chairman and Chief Executive Officer, commented, "Although the economic climate in which we operate remains under considerable pressure, we were pleased to see stabilization in several areas of our business as 2009 came to an end.  While NPAs remain elevated, we believe that the credit cycle crested in 2009 and credit costs now have begun to moderate, as seen by lower net loan charge-offs and OREO costs.  Also, lower funding costs have continued to drive improvements in net interest income and net interest margin.  Although we are cautiously optimistic about these positive developments, we will continue to work aggressively to identify and address problem loans in 2010 and build on the trends that are now emerging in our business."

The following information graphically displays the Bank only loan portfolio detail, by purpose code, at December 31, 2009:

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GRNB Reports Fourth Quarter Results

January 19, 2010

The following is a breakdown of the Bank's commercial real estate portfolio, by purpose code, between the periods presented:

				December 31, 2009 from December 31, 2008
(Dollars in thousands)	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008	Change	% Change
Commercial Real Estate Portfolio
Acquisition & development	$185,087	$190,826	$242,343	$(57,256)	-23.63%
Lot warehouse	66,104	68,948	79,555	(13,451)	-16.91%
Commercial 1-4 family construction	70,434	83,155	160,786	(90,352)	-56.19%
Total speculative 1-4 family	321,625	342,929	482,684	(161,059)	-33.37%

Commercial vacant land	101,679	102,312	103,160	(1,481)	-1.44%
Commercial construction non-owner occupied	164,887	174,199	144,344	20,543	14.23%
Commercial construction owner occupied	28,213	37,034	55,305	(27,092)	-48.99%
Consumer residential construction	19,073	23,833	27,632	(8,559)	-30.97%
Total construction and development	313,852	337,378	330,441	(16,589)	-5.02%

Non-owner occupied commercial real estate	397,028	396,889	381,168	15,860	4.16%

Total commercial real estate	$1,032,505	$1,077,196	$1,194,293	$(161,788)	-13.55%

The following table reflects the changes in NPA balances from September 30, 2009 through December 31, 2009:

(Dollars in thousands)	Non-Accrual Loans	OREO Balances	Past Due > 90 days	Total
September 30, 2009	$67,147	$56,413	$1,531	$125,091
Loan foreclosures	(5,577)	5,577	n/a	n/a
Gross loan charge-offs	(7,299)	n/a	n/a	(7,299)
New non-accrual loans	31,111	n/a	n/a	31,111
Reduction of non-accrual loans	(9,971)	n/a	n/a	(9,971)
OREO sales proceeds	n/a	(3,672)	n/a	(3,672)
OREO write-downs, net	n/a	(1,150)	n/a	(1,150)
Decrease in 90 day past due loans	n/a	n/a	(1,384)	(1,384)
December 31, 2009	$75,411	$57,168	$147	$132,726

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GRNB Reports Fourth Quarter Results

January 19, 2010

Non-interest income totaled $8.1 million for the three months ended December 31, 2009, down from $9.2 million for the third quarter of 2009 and $10.2 million in the year-earlier quarter.  The sequential quarter decline primarily reflected lower other income relating to non-recurring items totaling $468,000 associated with insurance proceeds received and a gain on the sale of undeveloped land adjacent to a branch facility, service charges on deposit accounts, and securities gains, while the year-over-year quarterly decline was due primarily to lower securities gains.  For the year, non-interest income declined to $31.6 million from $33.6 million in 2008, primarily due to lower securities gains, including other than temporary impairment charges, which were offset to some extent by higher service charges.  The ongoing success of GreenBank's High Performance Checking product added 15,810 net new checking account customers during the year, for a new account opening ratio of 2.18 new accounts opened for each account closed and increasing deposit service charge revenues by $562,000.

Non-interest expense totaled $20.5 million for the fourth quarter ended December 31, 2009, compared with $22.4 million for the third quarter of 2009 and $24.2 million for the fourth quarter of 2008.  The decline in non-interest expense of $1.9 million or 8% from the third quarter was principally due to lower losses on OREO, while the year-over-year quarterly decline reflected lower OREO losses offset somewhat by higher FDIC insurance.  Non-interest expense for 2009 totaled $229.6 million, including a one-time, non-cash goodwill impairment charge of $143.4 million.  Excluding this impairment charge, non-interest expense for 2009 was $86.2 million, up $361,000 or less than 1% from 2008 (please refer to the non-GAAP measurement reconciliation on page 5).

Greeneville, Tennessee-based Green Bankshares, Inc., with total assets of approximately $2.619 billion, is the holding company for GreenBank.  GreenBank, which traces its origin to 1890, has 63 branches across East and Middle Tennessee, and one branch each in Bristol, Virginia, and Hot Springs, North Carolina.  It also provides wealth management services through its GreenWealth Division and residential mortgage lending through its Mortgage Division.  In addition, GreenBank conducts separate businesses through three wholly owned subsidiaries: Superior Financial Services, Inc., a consumer finance company; GCB Acceptance Corporation, a consumer finance company specializing in automobile lending; and Fairway Title Co., a title insurance company.

Certain matters discussed in this news release are not historical facts but are "forward-looking statements" within the meaning of and are furnished pursuant to the Private Securities Litigation Reform Act of 1995.  All forward-looking statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other expectations expressed in the forward-looking statements. Risks and uncertainties related to the Company's business are discussed in the Company's SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2008 and further updated in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and include, but are not limited to, (1) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (2) continuation of the historically low short-term interest rate environment; (3) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (4) increased competition with other financial institutions in the markets that GreenBank serves; (5) greater than anticipated deterioration or lack of sustained growth in the national or local economies; (6) rapid fluctuations or unanticipated changes in interest rates; (7) the impact of governmental restrictions on entities participating in the Capital Purchase Program of the United States Department of the Treasury; (8) changes in state and federal legislation, regulations or policies applicable to banks or other financial service providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy and (9) the loss of key personnel.  The Company undertakes no obligation to update forward-looking statements.

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GRNB Reports Fourth Quarter Results

January 19, 2010

GREEN BANKSHARES, INC.
Reconciliation of Non-GAAP Measures Presented in Earnings Release
(Dollars in thousands)

	Year Ended
	Dec. 31, 2009	Dec. 31, 2008
Total non-interest expense	$229,587	$85,837
Goodwill impairment charge	(143,389)	–
Operating expenses	$86,198	$85,837

Net income (loss) available to common shareholders	$(155,676)	$(5,452)
Goodwill impairment charge, net of tax of $5,975	137,414	–
Net operating income (loss)	$(18,262)	$(5,452)

Per Diluted Share:
Net income (loss) available to common shareholders	$(11.91)	$(0.42)
Goodwill impairment charge, net of tax	10.51	–
Net operating income (loss)	$(1.40)	$(0.42)

Total shareholders' equity	$226,769	$381,231
Less:
Goodwill	–	(143,389)
Core deposit and other intangibles	(9,335)	(12,085)
Preferred stock	(66,735)	(65,346)
Tangible common equity	$150,699	$160,411

Total assets	$2,619,139	$2,944,671
Less:
Goodwill	–	(143,389)
Core deposit and other intangibles	(9,335)	(12,085)
Total tangible assets	$2,609,804	$2,789,197

Use of Non-GAAP financial measures

The above table presents computations and other financial information excluding the goodwill impairment charge (non-GAAP).  The goodwill impairment charge is included in the financial results presented in accordance with generally accepted accounting principles (GAAP).  The Company believes that the exclusion of goodwill impairment in expressing net operating income (loss), operating expenses and earnings (loss) per diluted share data provides a more meaningful base for period to period comparisons which will assist investors in analyzing the operating results of the Company and predicting operating performance.  The Company utilizes these non-GAAP financial measures to compare the operating performance with comparable periods in prior years and with internally prepared projections.  Non-GAAP financial measures have inherent limitations, are not required to be uniformly applied and are not audited.  To mitigate these limitations, the Company has policies in place to address goodwill impairment from other normal operating expenses to ensure that the Company's operating results are properly reflected for period to period comparisons.

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GRNB Reports Fourth Quarter Results

January 19, 2010

GREEN BANKSHARES, INC.
Unaudited Financial Highlights
(In thousands, except per share amounts)

	Three Months Ended			Year Ended
	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2008
Interest income	$33,424	$34,796	$39,147	$138,456	$170,516
Interest expense	12,846	14,458	18,022	57,931	75,491
Net interest income	20,578	20,338	21,125	80,525	95,025
Provision for loan losses	6,402	18,475	32,283	50,246	52,810
Net interest income (loss) after provision for loan losses	14,176	1,863	(11,158)	30,279	42,215
Non-interest income	8,134	9,189	10,186	31,578	33,614
Non-interest expense	20,477	22,365	24,192	229,587	85,837
Income (loss) before income taxes	1,833	(11,313)	(25,164)	(167,730)	(10,008)
Provision (benefit) for income taxes	659	(4,815)	(9,930)	(17,036)	(4,648)
Net income (loss)	1,174	(6,498)	(15,234)	(150,694)	(5,360)
Preferred stock dividends and related costs	1,250	1,250	92	4,982	92
Net income (loss) available to common shareholders	$(76)	$(7,748)	$(15,326)	$(155,676)	$(5,452)
Comprehensive income (loss)	$120	$(5,073)	$(16,008)	$(149,962)	$(7,530)

Earnings (loss) per share:
Basic	$(0.01)	$(0.59)	$(1.18)	$(11.91)	$(0.42)
Diluted	$(0.01)	$(0.59)	$(1.18)	$(11.91)	$(0.42)

Weighted average shares:
Basic	13,070	13,070	12,936	13,068	12,933
Diluted 1	13,070	13,070	12,999	13,068	12,991

Dividends declared per share	$0.00	$0.00	$0.13	$0.13	$0.52

	Dec. 31, 2009	Sept. 30, 2009	Dec. 31, 2008
Total assets	$2,619,139	$2,794,217	$2,944,671
Cash and cash equivalents	210,494	346,131	198,358
Investment securities	161,084	168,307	217,249
Loans, net of unearned interest	2,043,807	2,099,267	2,223,390
Allowance for loan losses	(50,161)	(50,196)	(48,811)
Deposits	2,084,096	2,214,761	2,184,147
Shareholders' equity	226,769	227,388	381,231
Common shareholders' equity 2	160,034	161,000	315,885
Tangible common shareholders' equity 3	150,699	151,019	160,411
Common book value per share 2	12.15	12.22	24.09
Tangible common book value per share 3	11.44	11.47	12.23

1
Diluted weighted average shares outstanding exclude 101,258 and 101,636 restricted average shares for the three-month periods ended December 31, 2009, and September 30, 2009, respectively, because their impact would be anti-dilutive.  Diluted weighted average shares outstanding also exclude 96,971 restricted average shares for the year ended December 31, 2009.

2	Common shareholders' equity is shareholders' equity less preferred stock.
3	Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

-END-

GREEN BANKSHARES, INC.
Consolidated Balance Sheets
December 31, 2009, September 30, 2009 and December 31, 2008
(Dollars in thousands)

	(Unaudited)	(Unaudited)
	December 31,	September 30,	December 31,
	2009	2009	2008*
ASSETS

Cash and due from banks	$206,701	$345,209	$193,095
Federal funds sold	3,793	922	5,263
Cash and cash equivalents	210,494	346,131	198,358

Interest earning deposits in other banks	11,000	1,000	-
Securities available-for-sale ("AFS")	147,724	154,937	203,562
Securities held-to-maturity (with a market value of $638, $601 and $644
on December 31, 2009, September 30, 2009 and December 31, 2008)	626	636	657
FHLB and other stock, at cost	12,734	12,734	13,030
Loans held for sale	1,533	1,064	442
Loans, net of unearned income	2,043,807	2,099,267	2,223,390
Allowance for loan losses	(50,161)	(50,196)	(48,811)
Other real estate owned and repossessed assets	57,168	56,413	45,371
Bank premises and equipment, net	81,818	82,551	83,359
Cash surrender value of life insurance	30,277	29,997	29,539
Goodwill	-	-	143,389
Core deposit and other intangibles	9,335	9,981	12,085
Other assets	62,784	49,702	40,300
Total assets	$2,619,139	$2,794,217	$2,944,671

LIABILITIES AND SHAREHOLDERS' EQUITY

Non-interest-bearing deposits	$177,602	$156,797	$176,685
Interest-bearing deposits	1,899,910	1,998,157	1,645,115
Brokered deposits	6,584	59,807	362,347
Total deposits	2,084,096	2,214,761	2,184,147

Federal funds purchased	-	-	-
Repurchase agreements	24,449	25,294	35,302
FHLB advances and notes payable	171,999	216,578	229,349
Subordinated debentures	88,662	88,662	88,662
Accrued interest payable and other liabilities	23,164	21,534	25,980
Total liabilities	2,392,370	2,566,829	2,563,440

SHAREHOLDERS' EQUITY

Preferred stock: no par value, 1,000,000 shares authorized;
72,278, 72,278 and -0- shares outstanding	66,735	66,388	65,346
Common stock: $2 par value, 20,000,000 shares authorized;
13,171,474, 13,171,474 and 13,112,687 shares outstanding	26,343	26,343	26,225
Common stock warrants	6,934	6,934	6,934
Additional paid in capital	188,310	188,146	187,742
Retained earnings (deficit)	(61,742)	(61,666)	95,647
Accumulated other comprehensive income (loss)	189	1,243	(663)
Total shareholders' equity	226,769	227,388	381,231

Total liabilities & shareholders' equity	$2,619,139	$2,794,217	$2,944,671

* Derived from Audited Consolidated Financial Statements.

GREEN BANKSHARES, INC.
Consolidated Statements of Income and Comprehensive Income
Three Months Ended December 31, 2009, September 30, 2009 and December 31, 2008 and Twelve Months Ended December 31, 2009 and 2008
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2009	2009	2008	2009	2008

Interest income:
Interest and fees on loans	$31,480	$32,559	$34,974	$129,212	$155,627
Taxable securities	1,303	1,669	3,636	7,035	12,770
Nontaxable securities	311	315	320	1,260	1,297
FHLB and other stock	137	151	154	573	647
Federal funds sold and other	193	102	63	376	175
Total interest income	33,424	34,796	39,147	138,456	170,516

Interest expense:
Deposits	10,124	11,480	14,433	45,768	58,090
Federal funds purchased and repurchase agreements	7	6	57	29	2,111
FHLB advances and notes payable	2,229	2,416	2,467	9,557	10,735
Subordinated debentures	486	556	1,065	2,577	4,555
Total interest expense	12,846	14,458	18,022	57,931	75,491

Net interest income	20,578	20,338	21,125	80,525	95,025

Provision for loan losses	6,402	18,475	32,283	50,246	52,810

Net interest income (loss) after provision for loan losses	14,176	1,863	(11,158)	30,279	42,215

Non-interest income:
Service charges on deposit accounts	6,141	6,446	5,651	23,738	23,176
Other charges and fees	540	505	681	1,999	2,192
Trust and investment services income	505	595	480	1,977	1,878
Mortgage banking income	91	127	115	383	804
Other income	619	1,086	670	3,042	2,903
Securities gains (losses), net
Realized gains (losses), net	482	933	2,589	1,415	2,661
Other-than-temporary impairment	(946)	(503)	-	(1,678)	-
Less non-credit portion recognized in other comprehensive income	702	-	-	702	-
Total securities gains (losses), net	238	430	2,589	439	2,661
Total non-interest income	8,134	9,189	10,186	31,578	33,614
Non-interest expense:
Employee compensation	7,540	7,315	7,995	30,611	33,615
Employee benefits	785	526	1,145	3,835	4,788
Occupancy expense	1,695	1,762	1,790	6,956	6,900
Equipment expense	694	761	989	3,092	3,555
Computer hardware/software expense	793	735	686	2,816	2,752
Professional services	676	457	641	2,108	2,069
Advertising	473	678	1,140	1,894	3,538
Loss on OREO and repossessed assets	1,151	3,578	4,006	8,156	7,028
FDIC insurance	891	819	450	4,960	1,631
Core deposit and other intangible amortization	646	648	644	2,750	2,602
Goodwill impairment	-	-	-	143,389	-
Other expenses	5,133	5,086	4,706	19,020	17,359
Total non-interest expense	20,477	22,365	24,192	229,587	85,837

Income (loss) before income taxes	1,833	(11,313)	(25,164)	(167,730)	(10,008)

Income taxes provision (benefit)	659	(4,815)	(9,930)	(17,036)	(4,648)

Net income (loss)	1,174	(6,498)	(15,234)	(150,694)	(5,360)

Preferred stock dividends and accretion of discount on warrants	1,250	1,250	92	4,982	92

Net income (loss) available to common shareholders	$(76)	$(7,748)	$(15,326)	$(155,676)	$(5,452)

Comprehensive income (loss)	$120	$(5,073)	$(16,008)	$(149,842)	$(7,530)

Per share of common stock:
Basic earnings (loss)	$(0.01)	$(0.59)	$(1.18)	$(11.91)	$(0.42)
Diluted earnings (loss)	$(0.01)	$(0.59)	$(1.18)	$(11.91)	$(0.42)
Dividends	$0.00	$0.00	$0.13	$0.13	$0.52

Weighted average shares outstanding:
Basic	13,070,216	13,070,216	12,935,665	13,068,407	12,932,576
Diluted(1)	13,070,216	13,070,216	12,998,685	13,068,407	12,990,790

(1) Diluted weighted average shares outstanding for the three and twelve months ended December 31, 2009 excludes 101,258 and 96,971 shares, respectively, because they are anti-dilutive.

Non-GAAP Measures Presented in Earnings Release
Total non-interest expense	$20,477	$22,365	$24,192	$229,587	$85,837
Goodwill impairment charge	-	-	-	(143,389)	-
Operating expenses	$20,477	$22,365	$24,192	$86,198	$85,837

Net income (loss) available to common shareholders	$(76)	$(7,748)	$(15,326)	$(155,676)	$(5,452)
Goodwill impairment charge, net of tax	-	-	-	137,414	-
Net operating income (loss)	$(76)	$(7,748)	$(15,326)	$(18,262)	$(5,452)

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
(UNAUDITED)

	December 31,	December 31,	%
	2009	2008	Change
Financial Condition Data:

Assets	$2,619,139	$2,944,671	-11.05%
Loans, net of unearned interest	2,043,807	2,223,390	-8.08%
Cash and investments	382,578	415,607	-7.95%
Federal funds sold	3,793	5,263	-27.93%
Deposits	2,084,096	2,184,147	-4.58%
FHLB advances and notes payable	171,999	229,349	-25.01%
Subordinated debentures	88,662	88,662	0.00%
Repurchase agreements	24,449	35,302	-30.74%
Shareholders' equity	226,769	381,231	-40.52%
Common shareholders' equity (1)	160,034	315,885	-49.34%
Tangible common shareholders' equity (2)	150,699	160,411	-6.05%
Tangible shareholders' equity (3)	217,434	225,757	-3.69%

Ratios:
Common book value per share (1)	$12.15	$24.09	-49.56%
Tangible common book value per share (2)	$11.44	$12.23	-6.46%
Total tangible equity to tangible assets (3)(4)	8.33%	8.09%	2.93%
Tangible common equity to tangible assets (2)(4)	5.77%	5.75%	0.40%
Average equity to average assets	11.09%	11.24%	-1.33%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.
(3) Tangible shareholders' equity is shareholders' equity less goodwill and intangible assets.
(4) Tangible assets is total assets less goodwill and intangible assets.

	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2009	2008	% Change	2009	2008	% Change
Operating Data:

Total interest income	$33,424	$39,147	-14.62%	$138,456	$170,516	-18.80%
Total interest expense	12,846	18,022	-28.72%	57,931	75,491	-23.26%
Net interest income	20,578	21,125	-2.59%	80,525	95,025	-15.26%
Provision for loan losses	6,402	32,283	-80.17%	50,246	52,810	-4.86%
Net interest income after provision for loan losses	14,176	(11,158)	-227.05%	30,279	42,215	-28.27%
Non-interest income	8,134	10,186	-20.15%	31,578	33,614	-6.06%
Non-interest expense	20,477	24,192	-15.36%	229,587	85,837	167.47%
Income (loss) before income taxes	1,833	(25,164)	-107.28%	(167,730)	(10,008)	N/M
Income tax expense (benefit)	659	(9,930)	-106.64%	(17,036)	(4,648)	N/M
Net income (loss)	1,174	(15,234)	-107.71%	(150,694)	(5,360)	N/M
Preferred stock dividend and accretion of discount on warrants	1,250	92	100.00%	4,982	92	100.00%
Net income (loss) available to common shareholders	$(76)	$(15,326)	-99.50%	$(155,676)	$(5,452)	N/M

Comprehensive income (loss)	$120	$(16,008)	-100.75%	$(149,842)	$(7,530)	N/M

Per Share of Common Stock:
Basic earnings (loss)	$(0.01)	$(1.18)	-99.15%	$(11.91)	$(0.42)	N/M
Diluted earnings (loss)	$(0.01)	$(1.18)	-99.15%	$(11.91)	$(0.42)	N/M
Dividends	$0.00	$0.13	-100.00%	$0.13	$0.52	-75.00%

Weighted Average Shares Outstanding:
Basic	13,070,216	12,935,665		13,068,407	12,932,576
Diluted	13,070,216	12,998,685		13,068,407	12,990,790

	Three Months Ended			Twelve Months Ended
	December 31,	September 30,	December 31,	December 31,
	2009	2009	2008	2009	2008
Key Financial Ratios:

Return on average assets	-0.01%	-1.12%	-2.07%	-5.59%	-0.18%
Return on average shareholders' equity	-0.13%	-12.97%	-18.11%	-50.44%	-1.64%
Return on average common shareholders' equity (1)	-0.19%	-18.00%	-18.50%	-64.25%	-1.65%
Return on average common tangible shareholders' equity (2)	-0.20%	-19.16%	-35.08%	-96.77%	-3.14%
Interest rate spread	3.26%	3.22%	3.11%	3.19%	3.48%
Net interest margin	3.37%	3.33%	3.30%	3.34%	3.70%

(1) Common shareholders' equity is shareholders' equity less preferred stock.
(2) Tangible common shareholders' equity is shareholders' equity less goodwill, intangible assets and preferred stock.

	December 31,	September 30,	December 31,
	2009	2009	2008
Asset Quality Ratios:
Nonperforming loans as a percentage of total loans,
net of unearned income	3.70%	3.27%	1.41%
Nonperforming assets as a percentage of total assets	5.07%	4.48%	2.61%
Allowance for loan losses as a percentage of total loans,
net of unearned income	2.45%	2.39%	2.20%
Allowance for loan losses as a percentage of
nonperforming loans	66.39%	73.09%	155.28%
Net charge-offs to average total loans, net of
unearned income	2.25%	1.93%	1.63%

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
December 31, 2009
(UNAUDITED)

Nonperforming Assets and Net Charge-offs				Asset Quality Ratios

As of and for the year ended December 31, 2009	Bank	Other	Total	As of and for year ended December 31, 2009	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$147	$-	$147	Nonperforming loans as a percentage of total loans, net of unearned income	3.69%	1.50%	3.70%
Nonaccrual loans	74,761	650	75,411	Nonperforming assets as a percentage of total assets	5.04%	2.02%	5.07%
Other real estate owned and repossessed assets	56,799	369	57,168	Allowance for loan losses as a percentage of total loans, net of unearned income	2.30%	8.05%	2.45%
Total nonperforming assets	$131,707	$1,019	$132,726	Allowance for loan losses as a percentage of nonperforming loans	62.29%	538.31%	66.39%
				YTD net charge-offs to average total loans, net of unearned income	2.15%	5.88%	2.25%
YTD net charge-offs	$46,394	$2,502	$48,896

As of and for the year ended December 31, 2008	Bank	Other	Total	As of and for the year ended December 31, 2008	Bank	Other	Consolidated
Loans past due 90 days and still accruing	$509	$-	$509	Nonperforming loans as a percentage of total loans, net of unearned income	1.38%	2.48%	1.41%
Nonaccrual loans	29,956	970	30,926	Nonperforming assets as a percentage of total assets	2.58%	2.57%	2.61%
Other real estate owned and repossessed assets	45,054	317	45,371	Allowance for loan losses as a percentage of total loans, net of unearned income	2.06%	8.27%	2.20%
Total nonperforming assets	$75,519	$1,287	$76,806	Allowance for loan losses as a percentage of nonperforming loans	149.59%	333.81%	155.28%
				Net charge-offs to average total loans, net of unearned income	1.53%	6.42%	1.63%
Net charge-offs	$35,564	$2,546	$38,110

GREEN BANKSHARES, INC.
Condensed Average Balances, Interest Rates and Yields
December 31, 2009

	Three Months Ended						Twelve Months Ended
	December 31,						December 31,
	2009			2008			2009			2008

	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:

Loans(1)(2)	2,009,041	31,502	6.22%	2,228,605	34,986	6.25%	2,096,181	129,272	6.17%	2,298,905	155,683	6.77%
Investment securities (2)	161,588	1,918	4.71%	293,860	4,282	5.80%	189,377	9,546	5.04%	273,343	15,412	5.64%
Other short-term investments	275,243	193	0.28%	49,493	64	0.51%	147,918	376	0.25%	17,941	175	0.98%
Total interest-earning assets	2,445,872	33,613	5.45%	2,571,958	39,332	6.08%	2,433,476	139,194	5.72%	2,590,189	171,270	6.61%

Non-interest earning assets	290,294			379,429			349,179			366,091
Total assets	2,736,166			2,951,387			2,782,655			2,956,280

Interest-bearing liabilities:
Deposits:
Interest checking, money market and savings	907,257	2,521	1.10%	591,785	1,862	1.25%	784,135	10,078	1.29%	645,636	9,588	1.49%
Time deposits	1,096,099	7,603	2.75%	1,455,619	12,571	3.44%	1,166,640	35,690	3.06%	1,317,362	48,502	3.68%
Total interest bearing-deposits	2,003,356	10,124	2.00%	2,047,404	14,433	2.80%	1,950,775	45,768	2.35%	1,962,998	58,090	2.96%

Securities sold under repurchase and short-term borrowings	25,631	7	0.11%	41,540	57	0.55%	28,049	29	0.10%	106,309	2,111	1.99%
Notes payable	206,324	2,229	4.29%	229,569	2,467	4.28%	221,282	9,557	4.32%	254,154	10,735	4.22%
Subordinated debentures	88,662	486	2.17%	88,662	1,065	4.78%	88,662	2,577	2.91%	88,662	4,555	5.14%
Total interest-bearing liabilities	2,323,973	12,846	2.19%	2,407,175	18,022	2.98%	2,288,768	57,931	2.53%	2,412,123	75,491	3.13%

Non-interest bearing liabilities:
Demand Deposits	159,951			182,057			162,765			187,058
Other Liabilities	22,834			25,447			22,477			24,832
Total non-interest bearing liabilities	182,785			207,504			185,242			211,890

Total liabilities	2,506,758			2,614,679			2,474,010			2,624,013

Shareholders' equity	229,408			336,708			308,645			332,267

Total liabilities & shareholders' equity	2,736,166			2,951,387			2,782,655			2,956,280

Net interest income		20,767			21,310			81,263			95,779

Interest rate spread			3.26%			3.11%			3.19%			3.48%

Net yield on interest-earning assets (net interest margin)			3.37%			3.30%			3.34%			3.70%

(1) Average loan balances exclude nonaccrual loans for the periods presented.

(2) Fully Taxable Equivalent (“FTE”) at the rate of 35%. The FTE basis adjusts for the tax benefits of income on certain tax-exempt loans and investments using the federal statutory rate of 35% for each period presented. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

GREEN BANKSHARES, INC.
Consolidated Financial Highlights
December 31, 2009
(UNAUDITED)

	December 31, 2009		September 30, 2009
Loans	Balance	%	Balance	%	% Change
Commercial	$274,346	13.33%	$291,432	13.78%	-5.86%
Commercial real estate	1,306,398	63.46%	1,331,367	62.96%	-1.88%
Residential real estate	392,365	19.06%	404,778	19.14%	-3.07%
Consumer	83,382	4.05%	84,614	4.00%	-1.46%
Other	2,117	0.10%	2,466	0.12%	-14.15%
Total loans	2,058,608	100.00%	2,114,657	100.00%	-2.65%

Less: Unearned income	(14,801)		(15,390)
Loans, net of unearned income	$2,043,807		$2,099,267

Loan Balances by Geographical Region and Operating Subsidiaries

	December 31, 2009		September 30, 2009
	Loan	% to	Loan	% to
	Balance	Total Loans	Balance	Total Loans	% Change

Northeastern Tennessee Region(1)	$521,145	25.50%	$533,270	25.40%	-2.27%
East Tennessee Region	695,533	34.03%	698,009	33.25%	-0.35%
Middle Tennessee Region	783,676	38.34%	824,549	39.28%	-4.96%

GCB Acceptance Corporation	19,143	0.94%	19,441	0.93%	-1.53%
Superior Financial Services, Inc.	24,310	1.19%	23,998	1.14%	1.30%

Loans, net of unearned income	$2,043,807	100.00%	$2,099,267	100.00%	-2.64%

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina

	December 31, 2009		September 30, 2009
Deposits	Balance	%	Balance	%	% Change
Non-interest bearing demand	$177,602	8.52%	$156,797	7.08%	13.27%
Interest bearing demand	645,462	30.97%	609,336	27.51%	5.93%
Money market and savings	278,157	13.35%	293,867	13.27%	-5.35%
Retail time	590,020	28.31%	659,540	29.78%	-10.54%
Jumbo time	392,855	18.85%	495,221	22.36%	-20.67%
Total	$2,084,096	100.00%	$2,214,761	100.00%	-5.90%

Deposit Balances by Geographical Region

	December 31, 2009		September 30, 2009
	Balance	%	Balance	%	% Change
Northeastern Tennessee Region(1)	$751,972	36.08%	$791,705	35.75%	-5.02%
East Tennessee Region	322,791	15.49%	352,581	15.92%	-8.45%
Middle Tennessee Region	1,009,333	48.43%	1,070,475	48.33%	-5.71%

Total	$2,084,096	100.00%	$2,214,761	100.00%	-5.90%

(1) Includes one branch located in Southwestern Virginia and one branch located in Northwestern North Carolina